UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2011

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On May 3, 2011, Web.com Group, Inc. (the “Company”) announced the results of operations for its fiscal quarter ended March 31, 2011.  A copy of the Company’s press release announcing such results dated May 3, 2011 is attached hereto as Exhibit 99.1.  A reconciliation of forecasted Generally Accepted Accounting Principles (“GAAP”) diluted net loss per share to forecasted non-GAAP net income per share and forecasted GAAP revenue to forecasted non-GAAP revenue is provided below:

		Twelve
	Three	months ending
	months ending	December
	June 30, 2011	31, 2011
Reconciliation of forecasted GAAP diluted net loss per share to forecasted non‐

Fully diluted shares:
Common stock	27,420	27,220
Diluted stock options and restricted shares	3,580	3,580
Total	31,000	30,800

Forecasted diluted GAAP net loss per share	$(0.10)	$(0.26)
Diluted equity per share	0.01	0.03
Amortization of intangibles per share	0.13	0.51
Stock based compensation per share	0.05	0.20
Income tax expense per share	0.01	0.04
Cash income tax expense per share	(0.01)	(0.04)
Amortization of deferred financing fees per share	0.01	0.04
Fair value adjustment to deferred revenue per share	0.13	0.47
Fair value adjustment to prepaid registry fees per share	‐	0.01
Forecasted diluted Non‐GAAP net income per share	$0.23	$1.00

Reconciliation of forecasted GAAP revenue to forecasted non‐GAAP revenue	Three
	months ending
	June 30, 2011
Forecasted GAAP revenue	$41,547
Fair value adjustment to deferred revenue	3,953
Forecasted Non‐GAAP revenue	$45,500

The information set forth under this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits

99.1	Press release dated May 3, 2011 containing Web.com Group, Inc.’s results of operations for the fiscal quarter ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: May 3, 2011
/s/ Matthew P. McClure
Matthew P. McClure, Secretary

Index of Exhibits
Exhibit No.	Description
99.1	Press release dated May 3, 2011 containing Web.com Group, Inc.’s results of operations for the fiscal quarter ended March 31, 2011.